PANTHEON CHINA ACQUISITION CORP.

_____________ ___, 2006

First Capital China Limited
Room 1315
Leighton Centre
77 Leighton Road Causeway Bay
Hong Kong
China

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Pantheon China Acquisition Corp. (“PCAC”) and continuing until the earlier of the consummation by PCAC of a “Business Combination” (as described in PCAC’s IPO prospectus) or PCAC’s liquidation (the “Termination Date”), First Capital China Limited shall make available to PCAC certain office and secretarial services as may be required by PCAC from time to time, including the office space situated at Room 1315, Leighton Centre, 77 Leighton Road Causeway Bay, Hong Kong, China (or any successor location). In exchange therefore, PCAC shall pay First Capital China Limited the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

PANTHEON CHINA ACQUISITION CORP.

By: ________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

FIRST CAPITAL CHINA LIMITED

By: _________________
Name:
Title: